Subsequent Event (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
NOTE TWENTY-FIVE – SUBSEQUENT EVENTS

On January 9th, 2015 the Company sold its insurance operations, CityInsurance, to The Hilb Group effective January 1, 2015. As a result of this sale, the Company will recognize a one-time after tax gain of $5.8 million from this transaction in the first quarter of 2015. CityInsurance was an ancillary business which did not have a material impact on operations or financial results and this sale would not represent a major strategic shift by the Company as defined in Accounting Standards Update 2014-08 "Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity".